Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
For the period from January 1 to October 31, 2021, ELIC and its subsidiaries will join with the Corporation (the “Allstate Group”) in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company will pay to or receive from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.
The Internal Revenue Service (“IRS”) began its exam of the Allstate Group’s 2017 and 2018 federal income tax returns in the first quarter of 2021. As discussed below, all exposures related to examinations would remain with Allstate as the selling company. Therefore, any adjustments that may result from IRS examinations of the Company’s historic tax returns are not expected to have a material effect on the financial statements.
On November 1, 2021, the stock of the Company was acquired by Everlake US Holdings Company, and the Company made an election to treat the acquisition for US income tax purposes as an acquisition of assets and a reinsurance transaction pursuant to Internal Revenue Code Section 338(h)(10). Accordingly, the Company’s tax basis in the acquired assets was reset to equal the fair market value of such assets at the time of the acquisition which, in turn, impacted the related deferred tax values. The net impact to the deferred tax values is reported in the effective tax rate analysis except for those items accelerated by the seller through the current provision such as the acceleration of accounting method changes and recognition of deferred intercompany gains and losses. The transaction also resulted in the historic uncertain tax positions (“UTP”) remaining with the Allstate Group and being terminated under the terms of the agreement of the sale. Any IRS examination adjustments for periods prior to sale date remain with the seller. The Company has no further obligation or liability related to the pre-transaction period.
For the period from November 1 to December 31, 2021, ELIC will join its subsidiaries ELIC Reinsurance Company and Everlake Assurance Company (the “Everlake Life Group”) in the filing of a consolidated federal income tax return and is a party to a federal income tax allocation agreement (the “Everlake Tax Sharing Agreement”). ELIC’s non-life insurance affiliates will each file separate income tax returns for the period November 1 to December 31, 2021 and are not part of the Everlake Tax Sharing Agreement.
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.
The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements.
The Company had zero, $12 million and $14 million liability for unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively. As described above, the historic UTP balances were relieved due to the change in ownership. For the period November 1, 2021 through December 31, 2021, the Company had no liability for unrecognized tax benefits. The change in the liability for unrecognized tax benefits in 2020 related to a decrease for settlements. The Company believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in millions)	2021	2020
Deferred tax assets
Deferred reinsurance gain	$—	$5
Net operating loss carryforward	224	—
Intangible assets	156	—
Other assets	12	1
Total deferred tax assets	392	6
Deferred tax liabilities
Unrealized net capital gains	(111)	(320)
Life and annuity reserves	(337)	(231)
Investments	(208)	(181)
DAC	(190)	(181)
Other investments	(211)	—
Other liabilities	(128)	(49)
Total deferred tax liabilities	(1,185)	(962)
Net deferred tax liability	$(793)	$(956)
Although realization is not assured, management believes that, based upon the assessment of all available evidence, it is more likely than not that the deferred tax assets will be realized as stated. As of December 31, 2021, the Company has U.S. federal net operating loss (“NOL”) carryforwards of $1.07 billion and U.S. federal net capital loss carryforwards of $6 million.
The components of income tax expense for the years ended December 31 are as follows:

($ in millions)	2021	2020	2019
Current	$88	$26	$76
Deferred	242	(19)	52
Total income tax expense	$330	$7	$128
With respect to the period November 1, 2021 through December 31, 2021, the Company made no tax payments and received no tax refunds. For January 1, 2021 through October 31, 2021, the Company received a refund of $6 million in 2021. The Company paid taxes of $30 million and $62 million in 2020 and 2019, respectively. The Company had current income tax payable of $2 million as of December 31, 2021 and current income tax receivable of $35 million as of December 31, 2020.
A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

($ in millions)	2021	2020	2019
Statutory federal income tax rate - expense	21.0%	21.0%	21.0%
Tax credits	(9.8)	(14.9)	(1.9)
Section 338(h)(10) impact	93.0	—	—
Adjustments to prior year tax liabilities	(6.6)	(3.1)	0.2
Dividends received deduction	(1.2)	(1.9)	(0.5)
State income taxes	1.8	3.4	0.5
Non-deductible expenses	—	—	0.1
Sale of ALNY subsidiary	95.1	—	—
Other	5.5	(0.1)	—
Effective income tax rate - expense	198.8%	4.4%	19.4%